      As filed with the Securities and Exchange Commission on June 19, 2001

                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              ACORN PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)

              Delaware                                     22-3265462
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                       Identification No.)


                             390 W. Nationwide Blvd.
                              Columbus, Ohio 43215
              (Address of Registrant's principal executive offices)

                                   ----------

                              ACORN PRODUCTS, INC.
                              AMENDED AND RESTATED
                 DEFERRED EQUITY COMPENSATION PLAN FOR DIRECTORS
                            (Full Title of the Plan)

                                   ----------

                                  John G. Jacob
                             Chief Financial Officer
                              Acorn Products, Inc.
                             390 W. Nationwide Blvd.
                              Columbus, Ohio 43215
                                 (614) 222-4400
            (Name, address and telephone number of agent for service)

                                   ----------

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------

                                    Proposed Maximum   Proposed Maximum
Title of Securities   Amount to be  Offering Price     Aggregate Offering      Amount of
to be Registered      Registered    Per Share*         Price*                  Registration Fee*
----------------------------------------------------------------------------------------------------
Common Stock,
 $.001 par value      127,000        $1.07             $135,890                  $35.88

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Acorn Products, Inc. common stock as reported on the Nasdaq SmallCap Market on June 14, 2001.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Acorn Products, Inc. common stock, $.001 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The document(s) containing the information concerning the Acorn Products, Inc. Amended and Restated Deferred Equity Compensation Plan for Directors specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission by the Registrant on July 25, 1997 (Registration No. 333-32089).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on June 19, 2001.

                              ACORN PRODUCTS, INC.

                              By: /s/ John G. Jacob
                                  ---------------------------------------------

                              John G. Jacob, Vice President and
                              Chief Financial Officer

         Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      SIGNATURE                      TITLE                          DATE
      ---------                      -----                          ----


 * A. Corydon Meyer        President, Chief Executive            June 19, 2001
-----------------------    Officer, and Director
 A. Corydon Meyer          (Principal Executive Officer)


 /s/ John G. Jacob         Vice President and Chief              June 19, 2001
-----------------------    Financial Officer
  John G. Jacob            (Principal Financial and
                           Accounting Officer)


 * William W. Abbott       Chairman                              June 19, 2001
-----------------------
   William W. Abbott


 * Matthew S. Barrett      Director                              June 19, 2001
-----------------------
   Matthew S. Barrett


 * Vincent J. Cebula       Director                              June 19, 2001
-----------------------
   Vincent J. Cebula


 * John J. Kahl            Director                              June 19, 2001
-----------------------
   John J. Kahl


 * John L. Mariotti        Director                              June 19, 2001
-----------------------
   John L. Mariotti



*By  /s/ John G. Jacob
    -------------------------------------------
    John G. Jacob, Attorney-in-fact for each of
    the persons indicated

                          Registration No. 333-_______



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933





                              ACORN PRODUCTS, INC.

                            -------------------------

                                    EXHIBITS
                            -------------------------

                                  EXHIBIT INDEX


Exhibit
Number                     Exhibit Description
-------                    -------------------

4(a) Amended and Restated Certificate of Incorporation of Acorn Products, Inc. (Previously filed as Exhibit 3.1 to Registration Statement on Form S-1 (Registration No. 333-25325), filed with the Commission on April 17, 1997, and incorporated herein by reference).

4(b)                       Amended and Restated Bylaws of Acorn Products, Inc.
                           (Previously filed as Exhibit 3.2 to Registration Statement on Form S-1 (Registration No. 333-25325), filed with the Commission on April 17, 1997, and incorporated herein by reference).

4(c) Acorn Products, Inc. Deferred Equity Compensation Plan for Directors (Previously filed as Exhibit 10.3 to Amendment No. 1 to Registration Statement on Form S-1 (Registration No. 333-25325), filed with the Commission on May 23, 1997, and incorporated herein by reference).

4(d)              *        Acorn Products, Inc. Amended and Restated Deferred
                           Equity Compensation Plan for Directors.

5                 *        Opinion of Porter, Wright, Morris & Arthur LLP
                           regarding legality.

23(a) Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herewith).

23(b)             *        Consent of Ernst & Young LLP.

24                *        Power of Attorney.

--------------------------

* Filed with this Registration Statement.